Long-term Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Long-term Debt
Long-term Debt

On May 8, 2013 we entered into a loan and security agreement with Oxford Finance LLC, as collateral agent, and related lenders under which we may borrow up to $15 million (the “Loan”) in two tranches. We borrowed $10 million on May 8, 2013. The Loan payments will include 12 months of interest-only payments at the fixed coupon rate of 8.45%, followed by 30 months of amortization of principal and interest until maturity in November 2016. In connection with the Loan, we paid the lender a 1% cash facility fee and a 5.5% cash final payment and granted to the lenders seven-year warrants to purchase up to 182,186 shares of our common stock at an exercise price of $2.47, which equaled a 20-day average market price of our common stock prior to the date of the grant.

As of December 31, 2014, future schedule principal payments to be made on long-term debt are as follows (in thousands):

For the year ending December 31, 2015	$3,910
2016	4,254
Total future principal payments	8,164
Unamortized debt issuance costs (net of fair value of warrants issued)	238
Total debt	8,402
Less current portion	(3,910)
Total long-term debt, net	$4,492